Exhibit 10.76

EXECUTION VERSION

SIXTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO MASTER REPURCHASE AGREEMENT,

dated July 13, 2022 (this “Amendment”), by and between BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (together with its successors and assigns, “Purchaser”), and CMTG BB FINANCE LLC, a limited liability company organized under the laws of the State of Delaware (together with its successors and permitted assigns, “Seller”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below and as amended hereby).

RECITALS

WHEREAS, Seller and Purchaser are parties to that certain Master Repurchase Agreement, dated as of December 21, 2018, as amended by the First Amendment to Master Repurchase Agreement, dated as of October 31, 2019, the Omnibus Amendment, dated February 27, 2020, the Second Amendment to Master Repurchase Agreement, dated August 19, 2021, the Omnibus Amendment, dated December 20, 2021, and the Fifth Amendment to Master Repurchase Agreement, dated January 28, 2022 (the “Existing Repurchase Agreement” and, as amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Repurchase Agreement”); and

WHEREAS, Purchaser and Seller desire to make certain amendments and modifications to the Existing Repurchase Agreement as further set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENTS TO REPURCHASE AGREEMENT

Article 2 of the Existing Repurchase Agreement is hereby amended by adding the following definition in its respective alphabetical order, or to the extent any such definition already exists therein, replacing such definition with the one set forth below.

“Term SOFR” shall mean, with respect to each Pricing Rate Period, the forward-looking term rate based on the secured overnight financing rate (“Term SOFR Reference Rate”) for a tenor comparable to such Pricing Rate Period on the related Pricing Rate Determination Date (expressed as a percentage per annum and rounded upward, if necessary, to the next nearest 1/1000 of 1%), as such rate is published by CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Purchaser in its sole discretion) (the “Term SOFR Administrator”) as of the related Reference Time; provided, however, that if as of the related Reference Time, the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then the Term SOFR Reference Rate shall be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Pricing Rate Determination Date. Notwithstanding the foregoing, if any setting of Term SOFR as provided above would result in such setting being less than the applicable Benchmark Floor, such setting of Term SOFR shall instead be deemed to be such Benchmark Floor.

ARTICLE 2

follows:

REPRESENTATIONS

Seller represents and warrants to Purchaser, as of the date of this Amendment, as

(a)
all representations and warranties made by it in the Existing Repurchase Agreement are true and correct;
(b)
it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;
(c)
it is duly authorized to execute and deliver this Amendment and to perform its obligations under the Existing Repurchase Agreement, as amended and modified hereby, and has taken all necessary action to authorize such execution, delivery and performance;
(d)
the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(e)
the execution, delivery and performance of this Amendment will not violate any

Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;

(f)
this Amendment has been duly executed and delivered by it; and
(g)
the Existing Repurchase Agreement, as amended and modified hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.

ARTICLE 3 EXPENSES

Seller shall promptly pay all of Purchaser’s out-of-pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

ARTICLE 4 GOVERNING LAW

THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER)

SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 5 MISCELLANEOUS

(a)
Except as expressly amended or modified hereby, the Repurchase Agreement and the other Transaction Documents shall each be and shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.

(b)
This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures (such as PDF files) shall constitute original signatures and are binding on all parties.
(c)
The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(d)
This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.
(e)
This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(f)
This Amendment and the Repurchase Agreement, as amended and modified hereby, is a single Transaction Document and shall be construed in accordance with the terms and provisions of the Repurchase Agreement.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed, as of the date first above written.

BARCLAYS BANK PLC, as Purchaser

By:

Name:

Title: Francis X. Gilhool

Authorized Signatory

[Barclays–Claros – Signature Page to Sixth Amendment to MRA]

SELLER:

CMTG BB FINANCE LLC,

a Delaware limited liability company

By: Name: Jai Agarwal

Title: Authorized Signatory

By signing below, Claros Mortgage Trust, Inc., a Maryland corporation (“Guarantor”), hereby acknowledges the foregoing Amendment and in connection Purchaser’s agreement to the terms of the foregoing Amendment reaffirms the terms and conditions of that certain Guaranty, dated as of December 21, 2018 (as the same may be amended, modified, restated, replaced, waived, substituted, supplemented or extended and in effect from time to time, the “Guaranty”), for the benefit of Purchaser, and acknowledges and agrees that the Guaranty remains in full force and effect.

GUARANTOR:

CLAROS MORTGAGE TRUST, INC.,

a Maryland corporation

By: Name: Jai Agarwal

Title: Authorized Signatory